Exhibit 99.1

TriSalus Life Sciences to Become Publicly Traded
Through Merger with MedTech Acquisition Corporation

Oncology Therapeutics Company Focused on Transforming Cancer Treatment with
Proprietary Innovative Therapies and Disruptive Delivery Technology

Company Has a Differentiated and Fast-growing, Commercial Drug Delivery Business;

Significant Potential Upside from Immunotherapy Platform

Post-transaction, Expects to be Fully Funded to Allow Key Data Read-Outs for Device and Immunotherapy Platform in Late 2024

Accelerates Access to Resources to Drive Continued Commercialization of TriNav® Infusion System and Advance SD-101 Clinical Programs

Expected Cash at Closing Includes Up to $50 Million from an Anticipated Convertible Note from Leading Institutional Investor

DENVER and FORT LAUDERDALE, Fla., November 14, 2022 – TriSalus Life Sciences® (the “Company” or “TriSalus”), a privately held oncology therapeutics company integrating immunotherapy with disruptive delivery technology to transform the treatment paradigm for patients with liver and pancreatic tumors, today announced it has entered into a definitive merger agreement with MedTech Acquisition Corporation (Nasdaq: MTAC) (“MedTech”), a publicly traded special purpose acquisition company. Upon the closing of the transaction, the combined company will be a publicly traded company and its common stock is expected to be listed on the NASDAQ Stock Exchange under the ticker “TLSI”. The transaction represents a post-transaction market capitalization of approximately $244.4 million for TriSalus upon closing.

TriSalus Combines Proprietary Drug Delivery Technology and Therapeutics Platform to Drive Better Patient Outcomes

TriSalus’ proprietary platform approach addresses immune dysfunction in liver and pancreatic tumors by combining its highly effective drug delivery technology with immunotherapeutics. The TriSalus platform comprises:

•	TriNav® Infusion System: Launched in 2020, TriNav is an FDA-cleared device that is designed to administer established and emerging therapeutics, including SD-101, the Company’s investigational TLR9 agonist, to selected sites, including tumors in the liver with the ability to treat disease throughout the entire organ. TriNav is the latest TriSalus asset for the proprietary Pressure-Enabled Drug Delivery™ (PEDD™) method of administration which has been shown to overcome intra-tumoral pressure through modulation of pressure and flow to increase delivery of therapeutic agents and improve patient outcomes.

•	SD-101: TriSalus is developing SD-101, a class C toll-like receptor 9 (TLR9) agonist, that promotes T Cell infiltration, reduction of myeloid derived suppressor cells (MDSC) and broad immune activation to reverse immunosuppression in the liver and pancreas. TriSalus is investigating SD-101 as a therapeutic candidate delivered by PEDD™ to enable deeper and more durable responses to other immunotherapeutics (e.g., checkpoint inhibitors) in a range of liver and pancreatic cancers for which limited therapeutic options currently exist. Thus far, across two clinical trials, over 100 infusions of SD-101 have been delivered at several dose levels as monotherapy and in combination with checkpoint inhibitors in more than 20 patients with safety data indicating treatments were well-tolerated.

Management Comments

“TriSalus is scaling a differentiated, integrated and disruptive approach to the treatment of tumors in the liver and pancreas, and this transaction is an important step forward in enabling better patient outcomes,” said Mary Szela, president and CEO of TriSalus. “Our commercial-stage drug delivery technology, together with the continued development of our promising immunotherapeutic, positions TriSalus to capitalize on a significant opportunity in an area with high unmet need. Partnering with MedTech accelerates our access to financial resources and brings us an experienced partner as we continue to commercialize our TriNav device and advance our SD-101 clinical programs. We look forward to working together to achieve accelerated growth and to bring hope to patients with liver and pancreatic tumors.”

“This is an exciting day for our shareholders, and we could not be more pleased to announce the signing of our merger agreement with TriSalus,” said Chris Dewey, CEO of MedTech. “With multiple value inflection points anticipated over the next 18 months, we believe that TriSalus’ first-of-its-kind technology and deep expertise in immuno-oncology, coupled with our team’s success in commercializing medical device companies, will create significant value in the years ahead.”

Transformational Upside Potential

•	Fast-Growing Device Business: While TriSalus is pursuing commercialization of additional technologies leveraging the PEDD™ approach, such as the Pancreatic Retrograde Venous Infusion™ (PRVI™) System, the TriNav® Infusion System is already a commercial-stage, high margin, and FDA cleared drug delivery device. The TriNav® Infusion System using the PEDD approach has been validated in peer-reviewed studies at multiple clinical sites and performed in more than 17,000 cases to date. TriNav already has a strong customer base and support from key opinion leaders. With its ability to optimize Transcatheter Arterial Chemoembolization (TACE) and Transcatheter Arterial Radioembolization (TARE) procedures that to date have underperformed in patients with liver and pancreatic cancers, the platform has near-term expansion opportunities by partnering with companies advancing checkpoint inhibitors, CAR-T therapies and other cell immunotherapies. Longer term, TriNav is expected to support the growth and effectiveness of SD-101. In 2021, TriNav achieved $8.4 million in net sales and it is on track to achieve $12.6 million in 2022.

•	Significant Potential Upside From SD-101 Program in Development: SD-101’s tolerable safety profile and therapeutic activity was substantiated in over 300 patients enrolled in various Phase 1 and Phase 2 studies of melanoma, lymphoma, and head and neck squamous cell carcinoma. TriSalus’ targeting of orphan indications and rare disease creates an opportunity for expedited development and the potential for an accelerated path to approval and commercialization. Phase 1/1b early response data for the uveal melanoma and intrahepatic cholangiocarcinoma indications are expected in the fourth quarter of 2022, with a potential New Drug Application (NDA) submission as early as 2025.

•	Targeting a $15 Billion Addressable Market Opportunity: There are significant limitations in existing immunotherapy treatment success for liver and pancreatic cancers. More than 41,000 people are expected to be diagnosed with primary liver cancers this year, and more than 96,000 people are expected to have liver metastases in the United States this year.[1] Additionally, there is a high global incidence in key targeted indications, providing an attractive non-U.S. opportunity.

•	Successful Track Record of Value Creation: The MedTech team’s strong track record of value creation across an array of medical device companies, together with the TriSalus team’s deep clinical expertise and strategic partnerships with leading cancer centers, positions the Company to successfully develop and bring to market life-saving cancer treatments.

1 https://cancerstatisticscenter.cancer.org/?_ga=2.115371910.1041705590.1667824728-1127861421.1666691985#!/

Transaction Overview

The pending merger has been unanimously approved by the Boards of Directors of both TriSalus and MedTech and is expected to close in the first quarter of 2023, subject to the satisfaction of the necessary regulatory approvals and customary closing conditions, including the approval of MedTech’s shareholders.

The board of the combined company post-close would be comprised of nine members, of which seven are selected by TriSalus and two from MedTech. The leadership team will be the existing TriSalus team led by Mary Szela.

At the completion of the transaction, the company expects to have at least $60 million in cash, assuming significant redemptions. The expected cash at closing includes up to $50 million from a convertible note for which MedTech and the Company have entered into a non-binding term sheet with a leading institutional investor.

Additional information about the proposed merger, including a copy of the merger agreement and investor presentation, will be provided in a Current Report on Form 8-K to be filed by MedTech with the Securities and Exchange Commission (“SEC”) and available at www.sec.gov.

Advisors

Cooley LLP is acting as legal counsel to TriSalus. Raymond James is acting as exclusive financial advisor to MedTech and as the sole placement agent on the convertible offering, and Paul Hastings LLP is serving as legal counsel to the placement agent. Foley & Lardner LLP is acting as legal counsel to MedTech.

Conference Call Information

TriSalus and MedTech will host a joint conference call to discuss the proposed merger today, November 14, 2022, at 8:30 am Eastern Time. A live webcast of the conference call and associated presentation materials will be accessible on TriSalus’ investor relations page at https://trisaluslifesci.com/investors/. A replay of the conference call will be available after completion of the conference call and can be accessed on the investor relations page.

About TriSalus Life Sciences

TriSalus Life Sciences® is an oncology therapeutics company integrating immunotherapy with disruptive delivery technology to transform the treatment paradigm for patients with liver and pancreatic tumors. The company works to enable more patients to benefit from established and emerging cancer treatments by overcoming intratumoral pressure and immunosuppression, significant barriers that can limit delivery and efficacy. The proprietary TriSalus delivery method—Pressure-Enabled Drug Delivery™ (PEDD™)—modulates pressure and flow within blood vessels to improve therapy uptake and tumor response in ways traditional approaches cannot. Two FDA-cleared devices utilize TriSalus’ proprietary approach to delivery of therapeutics: the TriNav® Infusion System and the Pancreatic Retrograde Venous Infusion™ (PRVI™) System.

Currently in clinical trials across multiple indications, the TriSalus™ Platform uses PEDD™ to administer the company's investigational immunotherapy, SD-101, through a regional intravascular approach with the goal of strengthening immunotherapy responses for liver and pancreatic cancer patients. In partnership with leading cancer centers across the country, and by leveraging deep immuno-oncology expertise and inventive technology development, TriSalus is committed to advancing innovation that improves outcomes for patients. Learn more at trisaluslifesci.com and follow us on Twitter @TriSalusLifeSci and LinkedIn.

About MedTech Acquisition Corporation

MedTech Acquisition Corporation (Nasdaq: MTAC) is a blank check company formed for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses or entities. MedTech has stated a focus on the medical technology industry in the United States and other developed countries.

Forward-Looking Statements

This press release contains certain “forward-looking statements” within the meaning of the United States federal securities laws regarding MedTech’s or TriSalus’s expectations, hopes, beliefs, assumptions, intentions or strategies regarding the future including, without limitation, statements regarding: (i) the size and growth potential of the markets for TriSalus’s products and TriSalus’s ability to serve those markets, (ii) the degree of market acceptance and adoption of TriSalus’s products, (iii) TriSalus’s ability to compete with other companies, (iv) expectations for topline data and regulatory approval, (v) the implied upside and implied valuation of TriSalus, (vi) TriSalus's value and projected financial results, (vii) TriSalus’s ability to partner with other companies, and (viii) the potential results and benefits of the proposed business combination, the amount of cash to be delivered at closing from MedTech’s trust account and any additional financing in connection with the proposed business combination, and stockholder value. These forward-looking statements generally are identified by words such as “anticipate,” “believe,” continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “strive,” “would,” “will” and similar expressions or the negative or other variations of such statements. These statements are predictions, projections and other statements about future events that are based on various assumptions, whether or not identified in this press release and on the current expectations of MedTech’s and TriSalus’s respective managements and are not predictions of actual performance and, as a result, are subject to risks and uncertainties.

Many factors could cause actual results or developments to differ materially from those expressed or implied by such forward-looking statements, including but not limited to: (i) the risk that the transaction may not be completed in a timely manner or at all, which may adversely affect the price of MedTech’s securities; (ii) the risk that the transaction may not be completed by MedTech’s business combination deadline and the potential failure to obtain an extension of the business combination deadline; (iii) the failure to satisfy the conditions to the consummation of the transaction, including the approval of the business combination agreement by the stockholders of MedTech, the satisfaction of the minimum cash amount following any redemptions by MedTech’s public stockholders, and the receipt of certain governmental and regulatory approvals, including reimbursement approval; (iv) the lack of a third-party valuation in determining whether or not to pursue the proposed transaction; (v) the occurrence of any event, change or other circumstance that could give rise to the termination of the business combination agreement; (vi) the receipt of an unsolicited offer from another party for an alternative transaction that could interfere with the proposed business combination, (vii) the effect of the announcement or pendency of the transaction on TriSalus’s business relationships, operating results and business generally; (viii) risks that the proposed transaction disrupts current plans and operations of TriSalus; (ix) the outcome of any legal proceedings that may be instituted against TriSalus or MedTech related to the business combination agreement or the proposed transaction; (x) the ability to maintain the listing of MedTech’s securities on the Nasdaq; (xi) changes in business, market, financial, political and legal conditions; (xii) unfavorable changes in the reimbursement environment for TriSalus’s products; (xiii) TriSalus’s product candidates not achieving success in preclinical or clinical trials or not being able to obtain regulatory approval, either on a timely basis or at all or subject to any conditions that negatively impact TriSalus’s ability to commercialize the applicable product candidates; (xiv) TriSalus being unable to continue to grow TriNav sales; (xv) the size of the addressable markets for TriNav and TriSalus’s product candidates, if successfully developed and approved by the applicable regulatory authorities, being less than TriSalus estimates; (xvi) TriSalus’s ability to successfully commercialize any product candidates that it successfully develops and that are approved by applicable regulatory authorities; (xvii) TriSalus’s ability to continue to fund preclinical and clinical trials for its product candidates; (xviii) TriSalus’s ability to partner with other companies; (xix) future economic and market conditions; the development, effects and enforcement of laws and regulations affecting TriSalus's business or industry; (xx) TriSalus’s ability to manage future growth; (xxi) TriSalus’s ability to maintain and grow its market share; (xxii) the effects of competition on TriSalus’s business; (xxiii) the ability of MedTech or the combined company to raise additional financing in connection with the proposed business combination or to finance its operations in the future; (xxiv) the ability to implement business plans, forecasts and other expectations after the completion of the proposed transaction, and identify and realize additional opportunities; (xxv) costs related to the transaction; and (xxvi) the failure to realize the anticipated benefits of the transaction or to realize estimated pro forma results and the underlying assumptions, including with respect to estimated stockholder redemptions. The foregoing list of factors is not exclusive.

You should carefully consider the foregoing factors and other risks and uncertainties described in the “Risk Factors” section of MedTech’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021, filed with the SEC on March 2, 2022 (the “2021 Form 10-K”), the preliminary proxy statement/prospectus on Form S-4 relating to the proposed business combination, which is expected to be filed by MedTech with the SEC and other documents filed by MedTech from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those expressed or implied in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and none of MedTech, TriSalus, or any of their respective representatives assume any obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. None of MedTech, TriSalus, or any of their respective representatives gives any assurance that either MedTech or TriSalus will achieve its expectations.

Changes and Additional Information in Connection with SEC Filing

The information in this press release has not been reviewed by the SEC and certain information may not comply in certain respects with SEC rules. MedTech intends to file a registration statement on Form S-4 (the “Registration Statement”) that will include a proxy statement/prospectus of MedTech, that will be both the proxy statement to be distributed to holders of MedTech’s common stock in connection with its solicitation of proxies for the vote by MedTech’s stockholders with respect to the proposed business combination and other matters as may be described in the Registration Statement, as well as the prospectus relating to the offer and sale of the securities to be issued in the proposed business combination. The Registration Statement is not yet effective. The Registration Statement, including the proxy statement/prospectus contained therein, when it is declared effective by the SEC, will contain important information about the proposed business combination and the other matters to be voted upon at a meeting of MedTech’s stockholders to be held to approve the proposed business combination and other matters (the “Special Meeting”). MedTech may also file other documents with the SEC regarding the proposed business combination. MedTech stockholders and other interested persons are advised to read, when available, the Registration Statement, including the proxy statement/prospectus contained therein, as well as any amendments or supplements thereto, because they will contain important information about the proposed business combination. When available, the definitive proxy statement /prospectus will be mailed to MedTech stockholders as of a record date to be established for voting on the proposed business combination and the other matters to be voted upon at the Special Meeting.

The financial information and data contained in this press release is unaudited and does not conform to Regulation S-X. Such information and data may not be included in, may be adjusted in or may be presented differently in, the Registration Statement to be filed by MedTech with the SEC, and such differences may be material. In particular, all TriSalus financial information included herein is preliminary and subject to risks and uncertainties. Any variation between TriSalus’s actual results and the financial information included herein may be material.

Participation in Solicitation

MedTech and TriSalus and their respective directors and executive officers, under SEC rules, may be deemed to be participants in the solicitation of proxies of MedTech’s stockholders in connection with the proposed business combination. Investors and security holders may obtain more detailed information regarding the names and interests in the proposed business combination of MedTech’s directors and officers in MedTech’s filings with the SEC, including MedTech’s registration statement on Form S-1, which was originally filed with the SEC on November 30, 2020, as amended, and MedTech’s 2021 Form 10-K. To the extent that holdings of MedTech’s securities have changed from the amounts reported in MedTech’s 2021 Form 10-K, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies from MedTech’s stockholders in connection with the proposed business combination will be set forth in the proxy statement/prospectus forming a part of the Registration Statement. Investors and security holders of MedTech and TriSalus are urged to carefully read in their entirety the proxy statement/prospectus and other relevant documents that will be filed with the SEC, when they become available, because they will contain important information about the proposed business combination.

Investors and security holders will be able to obtain free copies of the proxy statement/prospectus and other documents containing important information about MedTech and TriSalus through the website maintained by the SEC at www.sec.gov. Copies of the documents filed with the SEC by MedTech can be obtained free of charge by directing a written request to MedTech Acquisition Corporation at 48 Maple Avenue, Greenwich, CT 06830.

INVESTMENT IN ANY SECURITIES DESCRIBED HEREIN HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY OTHER REGULATORY AUTHORITY NOR HAS ANY AUTHORITY PASSED UPON OR ENDORSED THE MERITS OF THE OFFERING THEREOF OR THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED HEREIN. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

No Offer or Solicitation

This press release shall not constitute an offer to sell, a solicitation of an offer to buy or a recommendation to purchase any securities, or the solicitation of any proxy, vote, consent or approval in any jurisdiction in connection with the proposed business combination, nor shall there be any offer, solicitation or sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of such jurisdictions. This communication is restricted by law; it is not intended for distribution to, or use by any person in, any jurisdiction where such distribution or use would be contrary to local law or regulation. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.

Media Contact:

press@trisaluslifesci.com

Investor Contact:

Aaron Palash / Allison Sobel

Joele Frank, Wilkinson Brimmer Katcher

212-355-4449